SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

PRESCIENT APPLIED INTELLIGENCE, INC.

f/k/a The viaLink Company
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-21729 (Commission File Number)	73-1247666 (IRS Employer Identification Number)

1247 Ward Avenue, Suite 200
West Chester, Pennsylvania 19380
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 719-1600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 4.01 Changes in Registrant’s Certifying Accountant.

      Effective April 29, 2005, Prescient Applied Intelligence, Inc. (the "Company") engaged Amper, Politziner And Mattia, P.A., as its independent public accountants. During the two most recent fiscal years ending December 31, 2004 and 2003, and the period of January 1, 2005 through April 29, 2005, neither the Company, nor anyone on behalf of the Company, consulted Amper, Politziner And Mattia, P.A. regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any matter that was the subject of a disagreement or a reportable event; and such matters were not an important factor in reaching a decision to engage Amper, Politziner And Mattia, P.A. as our independent public accountants.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESCIENT APPLIED INTELLIGENCE, INC.
Date: May 4, 2005	By:	/s/ Stan Szczygiel
Stan Szczygiel
Vice President and Chief Financial Officer

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